[TD BANKNORTH LOGO]
Loan No. 0548750-4003
TERM NOTE
July 18, 2007

$1,515,540.00	New Britain, Connecticut
     For value received, the undersigned EDAC Technologies Corporation, a Wisconsin corporation, GROS-ITE Industries, Inc., a Connecticut corporation and APEX Machine Tool Company, Inc., a Connecticut corporation (collectively, the “Borrower”), jointly and severally, promise to pay to the order of TD Banknorth, N.A. (together with its successors and assigns, the “Bank”), the principal amount of One Million Five Hundred Fifteen Thousand Five Hundred Forty Dollars and Zero Cents ($1,515,540.00) on or before July 18, 2012 (the “Maturity Date”), as set forth below, together with interest from the date hereof on the unpaid principal balance from time to time outstanding until paid in full. The Borrower shall pay consecutive monthly installments of principal and interest, as follows: $30,431.79 commencing on August 18, 2007, and the same amount (except the last installment which shall be the unpaid balance) on the 18th day of each month thereafter. The aggregate principal balance outstanding shall bear interest thereon at a per annum rate equal to Seven and Forty-Seven Hundredths Percent (7.47%).
     This Note is secured by an Open-End Mortgage Deed dated December 21, 2004 on real property located at 21 Spring Lane, Farmington, Connecticut, an Open-End Mortgage Deed dated December 21, 2004 on real property located at 1790, 1798 and 1806 New Britain Avenue, Farmington, Connecticut and a Security Agreement dated January 3, 2005. This Note is further subject to the terms and conditions set forth in a Credit Agreement dated January 3, 2005 and any modifications or amendments executed thereafter.
     Principal and interest shall be payable at the Bank’s main office or at such other place as the Bank may designate in writing in immediately available funds in lawful money of the United States of America without set-off, deduction or counterclaim. Interest shall be calculated on the basis of actual number of days elapsed in a 360-day year.
     The Borrower may prepay this Note at any time, provided, however, that at the time of any full or partial pre-payment, the Borrower shall pay the Lender a fee equal to a ‘Yield Maintenance Fee’ in an amount computed as follows:
     The current costs of funds, specifically the Federal Home Loan Bank of Boston Classic Advance Rate comparable to the remaining term of the Note shall be subtracted from the above stated interest rate, or default rate, if applicable. If the result is zero or a negative number, there shall be no Yield Maintenance Fee due and payable. If the result is a positive number, then the resulting percentage shall be multiplied by the scheduled outstanding principal balance for each remaining monthly period of this Note. Each resulting amount shall be divided by 360 and multiplied by the number of days remaining in the monthly period. Said amounts shall be reduced to present values calculated by using the above referenced current cost of funds divided by 12 and Note’s remaining term in months. The resulting sum of present values shall be the yield maintenance fee due to the Lender upon prepayment of the principal of the Note plus any accrued interest due as of the prepayment date.
     Unless Lender expressly agrees otherwise, partial payments will not affect the payment schedule required above.
     At the option of the Bank, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (each, an “Event of Default”): (1) default of any liability, obligation, covenant or undertaking of the Borrower, any endorser or any guarantor hereof to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower, any endorser or any guarantor hereof under any other loan document delivered by the Borrower, any endorser or any guarantor, or in connection with the loan evidenced by this Note or any other agreement by the Borrower, any endorser or any guarantor with the Bank continuing for 15 days with respect to any default (other than with respect to the payment of money for which there is no grace period); (2) failure of the Borrower, any endorser or any guarantor hereof to maintain aggregate collateral security value satisfactory to the Bank continuing for 15 days; (3) default of any material liability, obligation or undertaking of the Borrower, any endorser or any guarantor hereof to any other party continuing for 15 days; (4) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower, any endorser or any guarantor hereof in connection with the loan evidenced by this Note or in any supporting financial statement of the Borrower, any endorser or any guarantor hereof shall be determined by the Bank to have been false or misleading in any material respect when made; (5) if the Borrower, any endorser or any guarantor hereof is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property; (6) the death of the Borrower, any endorser or any guarantor hereof and, if the Borrower, any endorser or any guarantor hereof is a partnership or limited liability company, the death of any partner or member; (7) the institution by or against the Borrower, any endorser or any guarantor hereof of any proceedings under the Bankruptcy Code 11 USC §101 et seq. or any other law in which the Borrower, any endorser or any guarantor hereof is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower, any endorser or any guarantor hereof of an assignment for the benefit of creditors or the granting by the Borrower, any endorser or any guarantor hereof of a trust mortgage for the benefit of creditors; (8) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower, any endorser or any guarantor hereof; (9) a judgment or judgments for the payment of money shall be rendered against the Borrower, any endorser or any guarantor hereof, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; (10) any levy, lien (including mechanics lien) except as permitted under any of the other loan documents between the Bank and the Borrower, seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower, any endorser or any guarantor hereof; (11) the termination or revocation of any guaranty hereof; or (12) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower, any endorser or any guarantor hereof, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower, any endorser or any guarantor hereof to the Bank has been or may be impaired.
     Any payments received by the Bank on account of this Note shall, at the Bank’s option, be applied first, to any unpaid collection costs; second, to any late fees; third, to the unpaid interest; fourth, to the unpaid principal balance; and then to any balance to escrows, if any. Notwithstanding the foregoing, any payments received after the occurrence and during the continuance of an Event of Default shall be applied in such manner as the Bank may determine. The Borrower hereby authorizes the Bank to charge any deposit account which the Borrower may maintain with the Bank for any payment required hereunder without prior notice to the Borrower.
     If pursuant to the terms of this Note, the Borrower is at any time obligated to pay interest on the principal balance at a rate in excess of the maximum interest rate permitted by applicable law for the loan evidenced by this Note, the applicable interest rate shall be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.
     The Borrower represents to the Bank that the proceeds of this Note will not be used for personal, family or household purposes or for the purpose of purchasing or carrying margin stock or margin securities within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.
     The Borrower and each endorser and guarantor hereof grant to the Bank a continuing lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the

Borrower and/or each endorser or guarantor hereof and any cash, securities, instruments or other property of the Borrower and each endorser and guarantor hereof in the possession of the Bank, whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower and/or any endorser or guarantor hereof to the Bank and such deposits and other sums may be applied or set off against such liabilities and obligations of the Borrower or any endorser or guarantor hereof to the Bank at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank.
     No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this Note, regardless of the time, order or place of signing, waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of every kind in connection with the delivery, acceptance, performance or enforcement of this Note and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable and waives all recourse to suretyship and guarantor defenses generally, including any defense based on impairment of collateral. To the maximum extent permitted by law, the Borrower and each endorser and guarantor of this Note waive and terminate any homestead rights and/or exemptions respecting any premises under the provisions of any applicable homestead laws, including without limitation, Section 52-352b of the Connecticut General Statutes Annotated.
     The Borrower and each endorser and guarantor of this Note shall indemnify, defend and hold the Bank and its directors, officers, employees, agents and attorneys (each an “Indemnitee”) harmless against any claim brought or threatened against any Indemnitee by the Borrower, by any endorser or guarantor, or by any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of the Bank’s relationship with the Borrower or any endorser or guarantor hereof (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank’s selection, but at the expense of the Borrower and any endorser and/or guarantor), except for any claim arising out of the gross negligence or willful misconduct of the Bank.
     The Borrower and each endorser and guarantor of this Note agree to pay, upon demand, costs of collection of all amounts under this Note including, without limitation, principal and interest, or in connection with the enforcement of, or realization on, any security for this Note, including, without limitation, to the extent permitted by applicable law, reasonable attorneys’ fees and expenses. Upon the occurrence and during the continuance of an Event of Default, interest shall accrue at a rate per annum equal to the aggregate of 5.0% plus the rate provided for herein. If any payment due under this Note is unpaid for 15 days or more, the Borrower shall pay, in addition to any other sums due under this Note (and without limiting the Bank’s other remedies on account thereof), a late charge equal to 6.0% of such unpaid amount.
     This Note shall be binding upon the Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, assigns and legal representatives, and shall inure to the benefit of the Bank and its successors, endorsees and assigns.
     The liabilities of the Borrower and any endorser or guarantor of this Note are joint and several; provided, however, the release by the Bank of the Borrower or any one or more endorsers or guarantors shall not release any other person obligated on account of this Note. Any and all present and future debts of the Borrower to any endorser or guarantor of this Note are subordinated to the full payment and performance of all present and future debts and obligations of the Borrower to the Bank. Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated, unless and until all liabilities, obligations and indebtedness to the Bank of the person from whom contribution is sought have been irrevocably satisfied in full. The release or compromise by the Bank of any collateral shall not release any person obligated on account of this Note.
     The Borrower and each endorser and guarantor hereof each authorizes the Bank to complete this Note if delivered incomplete in any respect. A photographic or other reproduction of this Note may be made by the Bank, and any such reproduction shall be admissible in evidence with the same effect as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.
     This Note is delivered to the Bank at one of its offices in Connecticut, shall take effect as a sealed instrument and shall be governed by the laws of the State of Connecticut.
     Any notices under or pursuant to this Note shall be deemed duly received and effective if delivered in hand to any officer of agent of the Borrower or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Bank at the address set forth in this Note or as any party may from time to time designate by written notice to the other party.
     The undersigned(s) will pay a fee to the Bank of $25.00 if undersigned(s) makes a payment on the undersigned(s) loan and the check or preauthorized charge with which undersigned(s) pays is later dishonored.
     The Borrower and each endorser and guarantor of this Note each irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Connecticut, over any suit, action or proceeding arising out of or relating to this Note. Each of the Borrower and each endorser and guarantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each of the Borrower and each endorser and guarantor hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower’s, endorser’s or guarantor’s address shown below or as notified to the Bank and (ii) by serving the same upon the Borrower(s), endorser(s) or guarantor(s) in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Borrower or such endorser or guarantor.
     THE BORROWER, EACH ENDORSER AND GUARANTOR AND THE BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE, ANY OF THE OBLIGATIONS OF THE BORROWER, EACH ENDORSER AND GUARANTOR TO THE BANK, AND ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER, EACH ENDORSER AND GUARANTOR AND THE BANK EACH CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.
     THE BORROWER AND EACH ENDORSER AND GUARANTOR EACH HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOAN(S) EVIDENCED BY THIS NOTE SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT EACH SUCH LOAN IS A COMMERCIAL TRANSACTION AND DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE BORROWER AND EACH ENDORSER AND GUARANTOR HEREBY EACH WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTION 52-278A ET. SEQ., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES

HEREUNDER. MORE SPECIFICALLY, THE BORROWER AND EACH ENDORSER AND GUARANTOR EACH ACKNOWLEDGES THAT THE BANK’S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278F, ISSUE A WRIT FOR PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER AND EACH ENDORSER AND GUARANTOR EACH ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY THE BANK’S ATTORNEY, AND THE BANK ACKNOWLEDGES THE BORROWER’S AND EACH ENDORSER’S AND GUARANTOR’S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE BORROWER AND EACH ENDORSER AND GUARANTOR EACH FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF THE BANK TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY THE BANK AND WAIVE ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY THE BANK BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF THE BORROWER AND EACH ENDORSER AND GUARANTOR OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY THE BANK. THE BORROWER AND EACH ENDORSER AND GUARANTOR EACH ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.
Executed as an instrument under seal as of July 18, 2007.

Borrower: EDAC Technologies Corporation
By:
Glenn L. Purple, Vice President-Finance

1806 New Britain Avenue Farmington, Connecticut 06032

Borrower: GROS-ITE Industries, Inc.
By:
Glenn L. Purple, Secretary

1806 New Britain Avenue Farmington, Connecticut 06032

Borrower: APEX Machine Tool Company, Inc.

By:
Glenn L. Purple, Secretary

1790 New Britain Avenue Farmington, Connecticut 06032